UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On May 6, 2020, Plug Power Inc. (the “Company”) and its subsidiaries, Emerging Power Inc., a Delaware corporation, and Emergent Power Inc., a Delaware corporation, entered into a Fifth Amendment (the “Amendment”) to the Loan and Security Agreement, dated as of March 29, 2019, as amended (the “Loan Agreement”) with Generate Lending, LLC, a Delaware limited liability company. The Amendment amends the Loan Agreement to, among other things, (i) provide for an incremental term loan (the “Incremental Term Loan”) in the amount of $50 million, (ii) provide for additional, uncommitted incremental term loans in an aggregate amount not to exceed $50 million, which may become available to the Company in the lender’s sole discretion, (iii) reduce the interest rate on all loans to 9.50% from 12.00% per annum, and (iv) extend the maturity date to October 31, 2025 from October 6, 2022. The Incremental Term Loan is secured by the same collateral securing the existing term loan on a pari passu basis and is subject to all provisions of the Loan Agreement, including those relating to prepayment, repayment and acceleration of maturity, guarantees, and covenants, limitations and events of default. The $50 million Incremental Term Loan has been fully funded.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and incorporated by reference into this Item 1.01.

Item 2.02  Results of Operations and Financial Condition

On May 7, 2020, the Company released its financial results for the quarter ended March 31, 2020 by posting its First Quarter 2020 Shareholder Letter on its website. The full text of the Shareholder Letter is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 2.02.

The information in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under or incorporated by reference into Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure

The information set forth under or incorporated by reference into Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

On May 7, 2020, the Company issued a press release announcing its entry into the Amendment. A copy of the press release is furnished as Exhibit 99.2 hereto and incorporated by reference into this Item 7.01.

On May 7, 2020, the Company issued a press release announcing progress on the Company’s vertical integration strategy. A copy of the press release is furnished as Exhibit 99.3 hereto and incorporated by reference into this Item 7.01.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

99.1	Plug Power Inc. First Quarter 2020 Shareholder Letter dated May 7, 2020
99.2	Press Release of Plug Power Inc. dated May 7, 2020
99.3	Press Release of Plug Power Inc. dated May 7, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: May 7, 2020	By:	/s/ Paul Middleton
	Name:	Paul Middleton
	Title:	Chief Financial Officer